                                                                   EXHIBIT 99.4

                        BUSINESS OPPORTUNITY AGREEMENT


     THIS BUSINESS OPPORTUNITY AGREEMENT (this "Agreement"), dated as of October 30, 1995, is by and among Enron Capital & Trade Resources Corp., a Delaware corporation ("ECT"), Coda Acquisition, Inc., a Delaware corporation ("Sub"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and each of the individuals listed on the signature page hereto (the "Management Investors").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Coda Energy, Inc., a Delaware corporation ("Coda"), and ECT are parties to a letter of understanding dated August 23, 1995 relating to a proposed merger of Sub into Coda (the "Merger") pursuant to which Coda will be the surviving corporation, the holders of all outstanding shares of Common Stock of Coda immediately prior to the Merger will receive cash for such shares, and ECT or its designee will own a controlling interest in Coda following the Merger; and

     WHEREAS, JEDI is an Affiliate (as defined below) of ECT, and ECT has agreed with JEDI that it will make certain investments ("Qualified Investments") through JEDI, but ECT has no obligation to make other investments ("Excluded Investments") through JEDI; and

     WHEREAS, although it has no obligation to do so, ECT has offered to JEDI the opportunity to be its designee that will own a controlling interest in Coda following the Merger, and JEDI has accepted such offer and, in connection therewith, has designated such interest as a Qualified Investment rather than an Excluded Investment; and

     WHEREAS, JEDI expects to derive significant benefits from its ownership interest in Coda following the Merger; and

     WHEREAS, in contemplation of and in connection with the Merger, Sub proposes to enter into subscription agreements with each Management Investor, employment agreements with certain Management Investors, a Stockholders Agreement (as defined below) with JEDI and each Management Investor and other arrangements that the parties hereto believe to be beneficial to Coda, the Management Investors and JEDI following the Merger, such agreements and arrangements to be executed simultaneously with the execution of this Agreement and effective upon consummation of the Merger; and

     WHEREAS, the Management Investors expect to derive significant benefits from the Merger and from their employment relationship with, and ownership interests in, Coda following the Merger; and

     WHEREAS, ECT is a wholly-owned subsidiary of Enron Corp., a Delaware corporation ("Enron"), and Enron owns controlling interests in a number of other entities (Enron, ECT and any other Affiliate of Enron other than Coda being referred to herein individually as an "Enron Entity" and collectively as "Enron Entities"); and

     WHEREAS, in order for the Merger to occur, ECT and other Enron Entities will be required to take certain actions, including the execution of definitive agreements relating to the Merger, the approval of the terms of the subscription agreements, employment agreements, Stockholders Agreement and other arrangements between Coda and the Management Investors following the Merger and the furnishing of cash necessary to permit the Merger consideration to be paid to the holders of outstanding Common Stock of Coda; and

     WHEREAS, Enron Entities own interests in a number of corporations, partnerships and other entities engaged in energy-related businesses and intend to acquire from time to time additional interests in such Persons (as hereinafter defined) or in other Persons; and

     WHEREAS, Enron Entities may owe fiduciary or contractual duties to other Enron Entities and to owners of interests in other Enron Entities or to other Persons; and

     WHEREAS, upon consummation of the Merger, Enron Entities may owe fiduciary or contractual duties to Coda, its stockholders and other Persons, and Coda may owe fiduciary or contractual duties to its stockholders and other Persons; and

     WHEREAS, in the event an Enron Entity or Coda were to breach any such duty, it could be held liable for damages in a legal action brought either directly on behalf of the Person to whom such duty is owed or derivatively on behalf of such Person by its stockholders, partners or other owners; and

     WHEREAS, duties that an Enron Entity or Coda may owe to another Person may include, under certain circumstances, the duty not to take advantage of a Business Opportunity (as hereinafter defined) without first offering to such other Person the opportunity to take advantage of such Business Opportunity; and

     WHEREAS, under the laws applicable to fiduciary duties, in the absence of this Agreement there could arise circumstances in which an Enron Entity has, or may be alleged to have, conflicting duties to offer a Business Opportunity to more than one Person; and

     WHEREAS, Enron Entities from time to time purchase properties or entities and engage in lending or other activities that may result in the acquisition of interests in properties or entities, including the acquisition of production payments, royalty interests and other interests in energy properties, and among the Enron Entities is ECT Securities Corp., which is a registered broker-dealer that arranges transactions in securities for others and may in the future engage in securities underwriting activities; and

     WHEREAS, ECT is unwilling to take the actions required of it in order for the Merger to occur without assurances from the Management Investors and JEDI that Enron Entities will be permitted to continue to conduct their business following the Merger without undue risk of liability or damage to business relationships with customers; and but for this Agreement ECT would be unwilling to take such actions because of the unacceptable risk of liability to ECT and other Enron Entities resulting from uncertainties regarding the duties owed by them and conflicts between duties owed to Coda and duties owed to other Persons; and

     WHEREAS, the parties hereto desire to provide for more certainty regarding the circumstances in which an Enron Entity has a duty to offer a Business Opportunity to Coda, to provide for other agreements intended to permit Enron Entities to continue to conduct their business activities without undue risk of liability to Coda or its stockholders, including the Management Investors, following the Merger or undue risk of damage to the Enron Entities' business relationships and to enter into other agreements aimed at providing, to the extent practicable, more certainty regarding the duties of Enron Entities and Coda; and

     WHEREAS, ECT, in offering to JEDI the opportunity to be its designee that will own a controlling interest in Coda following the Merger and in taking other actions it is required to take or cause to be taken in order for the Merger to occur, has relied on the fact that this Agreement would be executed and in the future will rely on this Agreement and the commitments herein made by Coda, the Management Investors and JEDI; and ECT and other Enron Entities that are beneficiaries of this Agreement will, in taking the steps required of them to cause or permit the Merger to occur and in continuing to conduct their business following the Merger, rely on this Agreement and the commitments herein made by Coda, the Management Investors and JEDI; and

     WHEREAS, in order to induce ECT and other Enron Entities to enter into, or to cause other Enron Entities to enter into, definitive agreements relating to the Merger (including subscription agreements, the Stockholders Agreement and, in the case of certain Management Investors, employment agreements), to enable ECT and other Enron Entities to take the other actions required to be taken by them in order for the Merger to be consummated, to provide more certainty regarding the duties of the parties to this Agreement to each other following the Merger, to permit the Enron Entities to comply with their fiduciary and contractual duties and to avoid undue risk of litigation, the parties hereto desire to enter into this Agreement; and each party agrees that this Agreement is a material inducement to the other parties hereto to enter into the agreements relating to the Merger and to consummate the Merger;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1.  CERTAIN DEFINITIONS.  When used herein the following terms
                 -------------------
shall have the meanings indicated:

     "AFFILIATE" of a Person means any Person controlling, controlled by, or under common control with such Person, with "control" and its correlative terms meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purposes of this Agreement, control shall include the possession, directly or indirectly, through one or more intermediaries, of (A) in the case of a corporation, 50% or more of the outstanding voting securities thereof; (B) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); and (C) in the case of any other Person, 50% or more of the economic or beneficial interest therein. For the purposes of this

Agreement, control shall also include serving as manager or general partner of a Person or performing similar functions for a Person.

     "BUSINESS OPPORTUNITY" means any opportunity for a Person (a) to enter into any transaction pursuant to which such Person would acquire (whether by purchase, lease, or other transaction), own, invest in, finance, lend funds to, contribute capital to, manage, operate or otherwise participate in any Person, assets or transaction or (b) to act as a broker, finder, financial adviser or
investment banker with respect to any such transaction by any other Person.   In
no event, however, will the opportunity to market oil or gas produced by Coda or other Persons from properties in which Coda has an interest constitute a Business Opportunity, and such term shall exclude the acquisition of equipment and supplies in the ordinary course of Coda's oil and gas exploration, development and production business.

     "CODA" means Coda and all Affiliates of Coda in which Coda owns an interest, directly or indirectly, unless the context otherwise requires.

     "PERSON" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity.

     "STOCKHOLDERS AGREEMENT" means the Stockholders Agreement of even date herewith among Sub, JEDI and the Management Investors.

     SECTION 2.  OPTION RELATING TO ENRON PROJECTS.  (a)  Sub hereby grants to
                 ---------------------------------
ECT an option (the "Enron Project Option") on those Business Opportunities that Coda desires to pursue, but with respect to which, at the time Coda first notifies ECT that Coda desires to pursue such Business Opportunity, an Enron Entity has already taken and plans to continue to take Significant Steps (as defined in Section 2(c)) to pursue a Business Opportunity involving the same entity or the same or substantially the same properties (an "Enron Project"); provided, however, that the Enron Project Option is exercisable only if the pursuit of such Business Opportunity by Coda would (in ECT's reasonable judgment made in good faith) conflict with or make significantly more difficult the efforts by an Enron Entity to pursue such Enron Project.

     (b) If ECT is entitled to exercise the Enron Project Option and does so, then an Enron Entity may pursue the Business Opportunity to the exclusion of Coda or may otherwise pursue the Enron Project, in which case Coda will refrain from pursuing such Business Opportunity, unless and until ECT informs Coda that the Enron Entity has ceased its efforts to pursue such Business Opportunity. Upon exercise of the Enron Project Option, an Enron Entity that elects to pursue an Enron Project is not required to do so on terms that are identical to the terms of the Business Opportunity that Coda proposed to pursue.

     (c) "Significant Steps" means the commitment of significant human or financial resources in pursuit of a Business Opportunity including, but not be limited to, the commitment of significant engineering, financial, legal, accounting or other resources (including in-house resources) to the process of evaluating the property or entity that is the subject of the Business Opportunity, the signing of a letter of intent or memorandum of understanding, or the exchange of proposals or negotiations with management of an entity that is the subject of the Business Opportunity or that owns the property that is the subject of the Business Opportunity. An Enron Entity shall not be deemed to have taken Significant Steps if its commitment has been limited to the review and preliminary evaluation of periodic reports filed with the Securities and Exchange Commission or other publicly available information and/or a review and preliminary evaluation of an offering circular, private placement memorandum or similar offering materials prepared for use by multiple parties that may consider such Business Opportunity.

     (d) The parties hereby stipulate that ECT has taken Significant Steps with respect to Enron Projects involving entities listed in the document entitled "Enron Projects List" dated the date hereof and delivered by ECT to the Representatives and to the General Counsel of Coda. The parties agree that ECT is not required to disclose the Enron Projects List to Management Investors other than the Representatives and the General Counsel of Coda.

     SECTION 3.  ECT CONSENT REQUIRED IN CERTAIN EVENTS.  Sub agrees that Coda
                 --------------------------------------
will not pursue a Business Opportunity without the prior consent of ECT if:

     (a) An Enron Entity (other than Enron Oil & Gas Company) has a lending relationship or a significant ownership or similar relationship with any property or entity (including Affiliates of such entity) that is the subject of the Business Opportunity or an investment banking relationship with any such entity; or

     (b) An entity (including Affiliates of such entity) that is the subject of the Business Opportunity or whose properties are so subject is listed in the document entitled "ECT Business Opportunity Restricted List" dated the date hereof and delivered by ECT to Coda and the Management Investors; or

     (c) An entity (including Affiliates of such entity) that is the subject of the Business Opportunity or whose properties are so subject is a party to a contract with an Enron Entity that is material to Enron and its subsidiaries considered as a whole.

Relationships of the type referred to in Section 3(a) include the ownership of a production payment burdening such property or any property owned by such entity, a royalty or overriding royalty interest burdening such property or any property owned by such entity, a loan secured by such property to such entity or guaranteed by such entity, a joint ownership interest in such property or an equity interest in such entity (other than a less than 5% interest in a class of publicly traded securities). No lending relationship of the type referred to in
Section 3(a) will be deemed to exist unless there is an outstanding unpaid balance on a loan or an outstanding loan commitment. An investment banking relationship of the type referred to in Section 3(a) will include an arrangement pursuant to which ECT Securities Corp. is performing underwriting or brokerage services for such entity. ECT may from time to time amend the ECT Business Opportunity Restricted List, provided that no entity may be added to the list unless an Enron Entity has a relationship with it of the type described in
Section 3(a).

     SECTION 4.  AGREEMENT THAT ENRON ENTITIES DO NOT HAVE TO OFFER CERTAIN
                 ----------------------------------------------------------
BUSINESS OPPORTUNITIES TO CODA.  (a) Sub, the Management Investors and JEDI
------------------------------
agree that any Business

Opportunity developed by an Enron Entity is not required to be offered to Coda and may be pursued by such Enron Entity or another Enron Entity (and hereby waive the right to claim that any such Business Opportunity should be offered to
Coda) if such Business Opportunity has any one or more of the following characteristics:

          (i) less than 35% of the aggregate estimated investment in the Business Opportunity is attributable, directly or indirectly, to mineral interests in oil and gas properties located within five miles of any oil or gas field that includes properties that are owned by Coda and that account for more than 5% of the book value of total assets of Coda and its subsidiaries on a consolidated basis; and

          (ii) the Business Opportunity consists of the acquisition of publicly traded securities constituting less than 10% of a class of outstanding securities, provided that the acquisition thereof is effected for the purpose of investment or for trading purposes and not for the purpose of obtaining control of the issuer or of any of its assets; and

          (iii) the Business Opportunity is developed by Enron Oil & Gas Company ("EOG"); and

          (iv) the Business Opportunity is developed by an Enron Entity other than EOG, unless more than 50% by value of the assets that are the subject of, or owned by the entity that is the subject of, the Business Opportunity are devoted to the businesses of exploring for oil and gas, developing oil and gas reserves upon discovery thereof, operating oil and gas properties, producing oil and gas from such properties and realizing value from the sale of production from such properties (the "E&P Business").

     (b) for purposes of the foregoing, the E&P Business does not include the following businesses, and assets employed in the following activities shall not be considered to be part of the E&P Business for purposes of determining whether the 50% test in Section 4(a)(iv) is met:

          (i)   acquisition or development of coal bed methane projects;

          (ii) acquiring or developing mineral prospects other than those involving the production of hydrocarbons or involving the production of sulphur or other minerals produced in association with hydrocarbons;

          (iii)  acquisition or development of geothermal projects or prospects;

          (iv) acquisition or development of integrated projects in which a significant portion of the projects' capital expenditures must be spent on infrastructure, such as transportation facilities, or in which the economic success of the exploration, development and production activities depends on the development of a large cogeneration facility, liquefied natural gas facility, processing facility, manufacturing plant or other facility requiring significant capital investment by the party conducting the business (as opposed to third parties);

          (v) manufacturing or drilling and production services for third parties, including, without limitation, manufacturing of oilfield equipment, production of drilling fluids, contract landman services, contract drilling services, oilfield rental tool services, fishing services, mud services, well evaluation services, workover services, contract operator services, supply or crew transportation services or any other services of the type typically contracted for by oil and gas exploration, development and production companies;

          (vi) oil or gas transportation or storage business, including the ownership or operation of gathering systems, transmission pipelines, compressor stations, barges, storage facilities or related facilities (but excluding the acquisition and ownership of equipment and supplies of the type normally acquired by exploration, development and production companies in connection with their activities on oil and gas leases);

          (vii) gas processing, fractionation of natural gas liquids, chemical manufacturing or similar businesses (but excluding field separation operations);

          (viii) the business of trading in energy price swaps, options, futures contracts or other derivative products (except to hedge its own price risk), the business of making unsecured loans or loans secured by oil and gas or other properties, the business of acquiring production payments or conducting other activities that may enable oil and gas companies or other companies to obtain funds for financing their businesses, or the business of conducting other activities designed to assist oil and gas companies in making acquisitions; or

          (ix) the business of marketing oil and gas produced by third parties or otherwise purchasing and reselling or exchanging oil and gas for a profit.

Nothing in this Section 4 shall be deemed to constitute an agreement by Sub that Coda will not acquire any business that conducts non-E&P Business activities.

     SECTION 5.  PURSUIT OF BUSINESS OPPORTUNITIES BY ENRON ENTITIES IN CERTAIN
                 --------------------------------------------------------------
EVENTS.  Sub agrees that Enron Entities may continue to conduct their business
------
in the ordinary course, even if doing so may have a competitive impact on Coda. In that connection, Sub recognizes that ECT and other Enron Entities will continue to engage in oil and gas marketing activities, that ECT may continue to engage in financing of other entities or in furnishing services in connection therewith (including financing of or services in connection with Business Opportunities pursued by others in competition with Coda) and that ECT may acquire other Persons engaged in oil and gas exploration and production. Sub, JEDI and the Management Investors hereby consent to such activities, even if they have competitive impact on Coda.

     SECTION 6.  CONSENTS BY STOCKHOLDERS OF CODA.   At any time, ECT or Coda
                 --------------------------------
may request that any stockholder of Coda furnish to ECT or Coda a consent in writing to any action or inaction by any Enron Entity or Coda that ECT or Coda believes such Enron Entity or Coda is entitled under Section 2, 3, 4 or 5 of this Agreement to take or refrain from taking. In the event a stockholder of Coda fails or refuses to furnish the consent, ECT or Coda, as the case may be, shall have the right to submit the matter to arbitration. If a stockholder of Coda furnishes such consent, such consent will also contain an agreement by such stockholder that, in the absence of a material misstatement or omission by ECT or Coda in connection with its request for such consent, he or she will not thereafter claim that the action or inaction covered by such consent is a breach of this Agreement or any fiduciary or other duty owed by ECT or any other Enron Entity to Coda or to such stockholder or by Coda or its Board of Directors to such stockholder. Nothing herein shall be deemed to require ECT or Coda to submit any matter to arbitration.

     SECTION 7.  ARBITRATION.
                 -----------

     (a)  Agreement to Arbitrate.  Any and all claims, demands, causes of
          ----------------------
action, disputes, controversies and other matters in question arising out of or relating to any provision of Sections 2, 3, 4, 5, 6, 8(c), 8(e) or 8(m) of this Agreement or the alleged breach thereof ("Claims"), even though some or all of such Claims allegedly are extracontractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. Any arbitration initiated hereunder involving a matter with respect to which ECT or Coda has requested a consent under Section 6 must be initiated within six months following ECT's or Coda's first request for such consent.

     (b)  Procedural Matters.  The arbitration proceeding shall be conducted in
          ------------------
Dallas, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator (with all Management Investors party to the dispute considered to be one party) and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Any party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act.

     (c)  Amounts Awarded.   The arbitrators may award such damages as they deem
          ---------------
appropriate, except that the arbitrators shall have no authority under any circumstances to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) that exceed, with respect to any Claim (regardless of the number of Persons asserting such Claim or the number of Persons against whom such Claim is asserted), the lesser of (i) the amount equal to the amount of actual damages awarded, if any, and (ii) $500,000, regardless of whether such damages may be available under applicable law or otherwise, the parties hereby waiving their right, if any, to recover such damages in excess of such amount in connection with any such Claim.

     (d)  Costs.  The arbitrators shall be entitled to award costs of the
          -----
arbitration and attorney's fees as they deem appropriate, except that in the event an arbitration is initiated regarding a Claim involving a matter with respect to which ECT or Coda requested a consent pursuant to Section 6 and the Claimant failed or refused to furnish such consent, the arbitrator shall award costs of the arbitration and attorney's fees to the prevailing party in the arbitration.

     (e)  Prior Notice.  Prior to the institution of a Claim under this
          ------------
Agreement by any Person, such Person shall provide to Coda and all other Parties to this Agreement a written notice specifying the nature and basis of the Claim. The Persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed.

     SECTION 8.  MISCELLANEOUS.
                 -------------

     (a)  Contracts and Agreements.  Each of Sub and ECT agrees not to, and Sub
          -------------------------
agrees that following the Merger Coda will not, enter into any contracts or agreements that will prevent it from performing its duties and obligations hereunder or prevent the other parties to this Agreement from realizing the benefits hereof. Notwithstanding the foregoing provisions of this Section 8(a), in the event that (x) Coda or ECT, as the case may be, has made reasonable efforts to persuade a third party that proposes to make a Business Opportunity available to agree to contract terms that will permit Coda or ECT to perform in full its obligations hereunder, (y) such third party is unwilling to agree to contract terms that will permit Coda or ECT to perform in full its obligations hereunder, and (z) such third party will not make such Business Opportunity available unless ECT, another Enron Entity or Coda, as the case may be, enters into a contract with terms that will not or may not permit Coda or ECT, as the case may be, to perform in full its obligations hereunder, then ECT, such other Enron Entity or Coda, as the case may be, may enter into such contract (and the entering into such contract shall not be a breach hereof). In such case, the obligations of the parties to this Agreement shall be subject to the terms of such contract.

     (b)  Third Party Beneficiaries   This Agreement is also intended for the
          -------------------------
benefit of each member of the Board of Directors of Coda and each Enron Entity, each of which will be considered a third party beneficiary of this Agreement.

     (c)  Confidentiality.  The provisions of this Agreement and all information
          ---------------
regarding Business Opportunities, Enron Projects and entities listed on the ECT Business Opportunity Restricted List, and all other information exchanged by the parties pursuant to this Agreement, shall not be disclosed by any party to this Agreement unless otherwise publicly disclosed and except as otherwise required by law. The Representatives and the General Counsel of Coda will keep confidential any information supplied to them by ECT under this Agreement and will not disclose it to other Persons, including other Management Investors, except that (i) they may disclose it to any employee of Coda if in their reasonable judgment such employee has the need to know such information in order to discharge his or her duties as an employee and (ii) they may disclose it to any Management Investor if in their reasonable judgment such Management Investor has a need to know such information in connection with a decision to grant or withhold a consent pursuant to Section 6. Except as provided in the preceding sentence, the Representatives will keep confidential the Enron Projects List and the ECT Business Opportunity Restricted List, and in that connection they will not, without the prior written consent of ECT, disclose the contents of either list to any other Management Investor. The confidentiality obligations of any Management Investor under this Agreement shall expire on the first anniversary of the date on which such Management Investor ceases to be an employee of Coda, except that in any event no Management Investor shall disclose any information covered by a confidentiality agreement to which any Enron Entity or Coda is a party if such disclosure would constitute a breach of such confidentiality agreement.

     (d)  Amendment; Waivers.  This Agreement may only be altered, supplemented,
          ------------------
amended or waived by the written consent of each party hereto; provided that a majority of Mr. Doug Miller, Mr. Grant Henderson and Mr. Jarl Johnson (the "Representatives") may take any action on behalf of all Management Investors with respect to any matter with respect to which all Management Investors are similarly situated. Notwithstanding the foregoing, the Representatives will not have any authority to grant, on behalf of any other Management Investor, any consent and waiver requested by ECT or Coda pursuant to Section 6 or an arbitration with respect thereto. All Management Investors will be deemed to be similarly situated with respect to the receipt of the Enron Projects List under
Section 2 and the receipt of the ECT Business Opportunity Restricted List under
Section 3.

     (e)  Assignment.  The terms and conditions of this Agreement shall inure to
          ----------
the benefit of and be binding upon the parties hereto and their permitted successors and assigns; provided, however, that no party hereto shall have the right to assign this Agreement without the consent of the other parties hereto. JEDI and each Management Investor agrees that it will not assign its shares of capital stock of Coda or any portion thereof to any Person unless it obtains from such Person an agreement to be bound by this Agreement. Sub agrees that Coda will not issue any additional shares of capital stock of Coda to any Person unless it obtains from such Person an agreement to be bound by this Agreement and an agreement that such Person will not assign its shares of capital stock of Coda or any portion thereof to any other Person unless it obtains from such Person an agreement to be bound by this Agreement.

     (f)  Notices.  Any and all notices, designations, consents, offers,
          -------
acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as any party hereto may specify for itself by Notice given in accordance with this
Section 8(f)):

ECT:                    Enron Capital & Trade Resources Corp.
                        1400 Smith
                        Houston, Texas  77002
                        Attention: Keith Power/Brenda McGee, Specialist - 28th Floor
                        Telecopy No. 713-646-3602
                        Telephone No. 713-853-5259

Sub:                    Coda Energy, Inc.
                        5735 Pineland Drive, Suite 300
                        Dallas, Texas  75231
                        Attention: Chief Financial Officer
                        Telecopy No. 214-265-4777
                        Telephone No. 214-265-4751

The Representatives:    Mr. Doug Miller, Mr. Grant Henderson and Mr. Jarl
                        Johnson
                        Coda Energy, Inc.
                        5735 Pineland Drive, Suite 300
                        Dallas, Texas  75231

Management Investors:   c/o Mr. Doug Miller, Mr. Grant Henderson and Mr. Jarl
                        Johnson
                        Coda Energy, Inc.
                        5735 Pineland Drive, Suite 300
                        Dallas, Texas  75231

All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such Notice is personally delivered at the address specified above; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

     (g)  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which counterparts shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

     (h)  Choice of Law.  This Agreement shall be governed by the internal laws
          -------------
of the State of Texas without regard to the principles of conflicts of laws thereof.

     (i)  Entire Agreement.  This Agreement contains the entire understanding of
          ----------------
the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

     (j)  No Partnership.  No term or provision of this Agreement shall be
          --------------
construed to establish any relationship of partnership, agency or joint venture among the parties hereto.

     (k)  Invalidity.  In the event that any one or more of the provisions
          ----------
contained in this Agreement is, for any reason, held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement.

     (l)  Contractual Obligations. Nothing herein shall require any Enron Entity
          -----------------------
or Coda to fail to perform any contractual obligation to which it is subject, including any obligation under any standstill agreement or confidentiality agreement with any entity that may be the subject of a Business Opportunity.

     (m)  Effectiveness of this Agreement.  This Agreement is effective upon
          -------------------------------
consummation of the Merger, except that the obligations in Sections 8(a) and 8(c) shall be effective immediately. This Agreement will terminate upon the occurrence of a Trigger Event (as defined in the Stockholders Agreement). Sub agrees that Coda will not effect a public offering of its common stock or engage in any other transaction that will result in public ownership of its common stock unless subsequent to the offering Enron Entities will own less than 50% of the outstanding common stock of Coda or unless the parties reach agreement on the terms and conditions of a business opportunity agreement that is appropriate for a company with publicly traded common stock, that is satisfactory to the underwriters, if any, and that permits ECT and other Enron Entities to continue to operate their businesses without undue risk of liability.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                  ENRON CAPITAL & TRADE RESOURCES CORP.

                                  By:___________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                                  CODA ACQUISITION, INC.

                                  By:___________________________________________
                                  Name:  C.John Thompson
                                  Title:  Vice President

                                  JOINT ENERGY DEVELOPMENT
                                  INVESTMENTS LIMITED PARTNERSHIP

                                  By: ENRON CAPITAL MANAGEMENT
                                  LIMITED PARTNERSHIP, as General Partner

                                  By: ENRON CAPITAL CORP., as General Partner

                                  By:________________________________________
                                  Name:  C. John Thompson
                                  Title: Agent and Attorney-in-Fact

                                  MANAGEMENT INVESTORS:


                                  ___________________________________________
                                  Randell A. Bodenhamer


                                  ___________________________________________
                                  Joe I. Callaway


                                  ___________________________________________
                                  J. David Choisser


                                  ___________________________________________
                                  J. W. Freeman


                                  ___________________________________________
                                  Roy G. Harney


                                  ___________________________________________
                                  Grant W. Henderson


                                  ___________________________________________
                                  Jarvis A. Hensley


                                  ___________________________________________
                                  Chris A. Jackson

                                  ___________________________________________
                                  Jarl P. Johnson


                                  ___________________________________________
                                  Douglas H. Miller


                                  ___________________________________________
                                  Gary M. Nelson


                                  ___________________________________________
                                  Gary R. Scoggins


                                  ___________________________________________
                                  Claude A. Seaman


                                  ___________________________________________
                                  Jay W. Spencer, III


                                  ___________________________________________
                                  Scott E. Studdard